John Hancock
Financial
Trends Fund, Inc.

formerly
The Southeastern
Thrift and Bank
Fund, Inc.

ANNUAL
REPORT

12.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Franklin C. Golden, Chairman of the John Hancock Financial Trends Fund, Inc. flush right next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 25

Dear Fellow Shareholders,

The year 2001 was a challenging one for the stock market, the economy and the country. The stock market suffered its second straight year of losses -- a first since 1973-74 -- as the economy ground to a halt and corporate performance results were dismal. The events of September 11 were a further blow to the national psyche and the economy, which slipped into a recession that later was declared to have officially begun in March.

As portfolio management team leader Jim Schmidt discusses in the following report, financial stocks held up better than the market as a whole, but some areas fared far better than others. Financial stocks connected to market-related activity -- like brokerage firms and asset managers -- struggled with the market's downturn. On the other hand, small and midsize banks benefited from the string of 11 interest-rate cuts the Federal Reserve enacted during the year to bolster the sagging economy.

Given the difficult environment, we are gratified that John Hancock Financial Trends Fund, Inc. produced outstanding results in 2001, returning 12.39% at net asset value thanks to its heavy weighting in small and midsize banks. That far surpassed the broad stock market's -11.88% return, as measured by the Standard & Poor's 500 Index, for the year ending December 31, 2001.

Another positive development for the Fund occurred in March 2001 when investors approved a broadened investment philosophy -- and new name to accompany it -- to take better advantage of the financial sector's changed landscape that has resulted from financial reform legislation passed in late 1999.

We are encouraged as we begin the new year by signs that the economy may have bottomed, and by the stock market's strong fourth quarter rebound that carried forward into early 2002. No matter what happens next, we believe the Fund with its broadened mandate is well positioned to find a wider range of financial companies that have the best long-term prospects.

Sincerely,

/S/ FRANKLIN C. GOLDEN

Franklin C. Golden,
Chairman of the John Hancock Financial Trends Fund, Inc.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation, with
current income as
a secondary objec-
tive, by investing
primarily in stocks
of U.S. and foreign
financial services
companies of any
size.

Over the last twelve months

* The stock market declined sharply as the economy ground to a halt and corporate profits sank.

* The Fund produced solid results, with its overweighting in small and midsize bank and thrift stocks that were lifted by falling interest rates.

* The Fund changed its name and broadened its investment strategy.

[Bar chart with heading "John Hancock Financial Trends Fund, Inc.". Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 7% with 0% at the bottom and 14% at the top. The first bar represents the 12.39% total return for John Hancock Financial Trends Fund, Inc. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.5%   State Street Corp.
 2.4%   First Financial Holdings, Inc.
 2.4%   Citigroup, Inc.
 2.4%   BB&T Corp.
 2.4%   SouthTrust Corp.
 2.4%   Seacoast Banking Corp.
 2.4%   National Commerce Financial Corp.
 2.3%   Trustmark Corp.
 2.2%   Compass Bancshares, Inc.
 2.2%   First Virginia Banks, Inc.

As a percentage of net assets on December 31, 2001.



MANAGERS'
REPORT

BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
Financial Trends Fund, Inc.

The stock market took a beating over the last 12 months, shaken by a rapidly declining economy and a steady stream of earnings disappointments. Even the aggressive string of 11 interest-rate cuts by the Federal Reserve throughout 2001 was not enough to spark an economic recovery, compounded by the events of September 11 that pushed the already fragile economy over the edge into a recession. A strong fourth quarter stock market rally helped narrow the losses, but still the major indexes wound up losing ground, with the Standard & Poor's 500 Index returning -11.88% for the year ending December 31, 2001.

"Financial stocks held up
 better than the market
 as a whole, but perfor
 mance varied widely
 within the sector."

Financial stocks held up better than the market as a whole, but performance varied widely within the sector. Financial companies whose businesses were connected to the equity market -- including brokers, asset managers and banks engaged in investment banking and trading - were hard hit for most of the year by the market's downturn. They ended on a positive note, however, rebounding along with the market in the fourth quarter. On the other hand, financial institutions that had more sensitivity to falling interest rates turned in excellent results, since their earnings held up better than most market segments and they were undervalued as the year began.

FUND PERFORMANCE

With our significant overweighting in the midsize and smaller regional banks and thrifts that were the best performers, John Hancock Financial Trends Fund, Inc. significantly outpaced both the broad market and its peers. For the year ended December 31, 2001, the Fund posted a total return of 12.39% at net asset value, compared with the -4.14% return of the average open-end financial services fund, according to Lipper, Inc.

[A photo of Team leader Jim Schmidt in upper right corner.]

REVENGE OF THE NERDS

Over the past several years, the banks whose stocks performed the best were those involved in higher-growth, fee-based businesses such as brokerage, investment management and mutual fund processing. This year, with the equity markets in tatters, the spotlight turned back to the "plain vanilla" banks whose revenues come more from a traditional banking source -- the spread income that represents the difference between interest collected on loans and paid on deposits. These banks, particularly savings and loan institutions, benefited from the Fed's string of interest-rate cuts that brought short-term rates down from 6.5% at the beginning of the year to 1.75% by the end. Our overweighting in this group served us well, as did our stock choices, including Regions Financial, First Tennessee and Bank of America.

"...John Hancock Financial
 Trends Fund, Inc. signifi-
 cantly outpaced both
 the broad market and
 its peers."

We also were well served by owning a fair number of the smaller, undiscovered banks that institutional investors typically don't hold. Not only did these banks benefit from falling rates and the resulting steepening yield curve, but their stocks also rose significantly this year as investors were drawn to their inexpensive valuations and their relative underexposure to problem loans. Contributors to Fund performance included Seacoast Banking Corp., Alabama National, Whitney Holding Corp., First Financial Holdings and SouthTrust.

NON-BANK FINANCIALS HURT SHORT-TERM PERFORMANCE

During the year, the Fund's shareholders voted to approve a broader investment policy -- also reflected in the Fund's new name -- because convergence in the financial services industry had begun to spread beyond bank mergers with the passage of the Gramm-Leach-Bliley Act of 1999. While the Fund will continue to invest in Southeastern banks and thrifts, it will also invest even more widely than it had been in U.S. and foreign companies across the financial services industry, including finance companies, brokerages and advisory firms, real estate firms and insurance companies. Following the shareholder vote, we upped our stake in non-bank financial stocks to 26% of the Fund's assets by the end of the year. We did this by taking profits and paring our holdings in some of the small banks that had produced outstanding results, and re-deploying the assets into high-quality brokerage firms, finance and insurance companies. Many of these companies were hurt this year by the stock market declines, making it a good time to buy. And in the long term, we believe these companies can produce higher growth rates, with their multi-line businesses that reflect the new direction of the financial services industry. Our current emphasis is on insurance companies and brokerage firms.

[Table at top left-hand side of page entitled "Top Five industry groups." The first listing is Banks--Southeast 39%, the second is Insurance--life 8%, the third Banks--superregional 6%, the fourth Finance--savings & loan 6% and the fifth Broker services 6%.]

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into two sections (from top to left): Common & preferred stock 92% and Short-term investments & other 8%.]

BANK EARNINGS OUTPACE MARKET; MERGERS FEWER, BUT BETTER

In this difficult economic environment, bank earnings, especially for the small and midsize banks, remained positive in 2001, growing on average by 7% to 8% versus 2000 on an operating basis. While credit costs were higher and revenues stalled, earnings grew because margins expanded due to the steeper yield curve. Higher credit costs stemmed from a rise in the level of non-performing loans, which we expect to top 1% as a percentage of total assets in 2001 -- a sharp jump from a year earlier, but still well below the 3.3% level of the last recession in 1991-1992. While quite modest when compared with prior years, bank earnings were still better in 2001 than the negative scenario for the broad market.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is First Citizens followed by an up arrow with the phrase "Carolina community bank thrives due to Wachovia soap opera." The second listing is XL Capital followed by an up arrow with the phrase "Firming insurance pricing propels Bermuda reinsurer." The third listing is Fannie Mae followed by a down arrow with the phrase "Prospect of better times leads investors away from a safe haven."]

"The economy should gather
 strength during 2002,
 providing the impetus for
 better stock market
 performance..."

A LOOK AHEAD

We think that the recession we experienced in the latter part of 2001 was ending around year end. The economy should gather strength during 2002, providing the impetus for better stock market performance and better earnings comparisons. Although problem loans will continue to increase at some banks, we have minimized our exposure by owning banks that have been conservative lenders and that have sound loan review policies. It is a good time to look at market-sensitive companies that are involved in trading, investment management, fund custody and processing, and investment banking. Stocks in these companies should recover as the market environment improves.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                           VALUE
COMMON STOCKS 91.63%                                                                                $57,248,611
(Cost $33,742,544)

Banks -- Foreign 0.96%                                                                                 $597,594
 18,348   Royal Bank of Canada (Canada)                                                                 597,594

Banks -- Midwest 5.16%                                                                                3,227,003
 26,250   Commerce Bancshares, Inc.                                                                   1,023,488
 19,500   Fifth Third Bancorp                                                                         1,195,935
 21,000   TCF Financial Corp.                                                                         1,007,580

Banks -- Northeast 4.26%                                                                              2,660,250
 15,000   M & T Bank Corp.                                                                            1,092,750
 30,000   State Street Corp.                                                                          1,567,500

Banks -- Southeast 38.57%                                                                            24,095,601
 20,000   ABC Bancorp.                                                                                  267,000
 34,000   Alabama National Bancorp.                                                                   1,146,140
 14,688   AmSouth Bancorp.                                                                              277,603
 48,667   BancorpSouth, Inc.                                                                            807,872
 41,000   BB&T Corp.                                                                                  1,480,510
 46,850   Capital City Bank Group, Inc.                                                               1,135,175
 53,112   Colonial BancGroup, Inc.                                                                      748,348
 28,753   Commercial Bankshares, Inc.                                                                   690,359
 48,525   Compass Bancshares, Inc.                                                                    1,373,258
 12,355   First Bancorp. of North Carolina                                                              278,605
 33,500   First Charter Corp.                                                                           566,485
 12,706   First Citizens BancShares, Inc. (Class A)                                                   1,242,012
 36,080   First Tennessee National Corp.                                                              1,308,261
 26,975   First Virginia Banks, Inc.                                                                  1,369,251
 12,665   Hancock Holding Co.                                                                           545,102
 56,512   LSB Bancshares, Inc.                                                                          726,179
 58,028   National Commerce Financial Corp.                                                           1,468,108
 52,800   Peoples Banctrust, Co., Inc.                                                                  620,400
 43,272   Regions Financial Corp.                                                                     1,295,564
 31,700   Seacoast Banking Corp. (Class A)                                                            1,470,880
 44,000   Southern Financial Bancorp, Inc.                                                            1,164,680
 59,790   SouthTrust Corp.                                                                            1,475,019
 59,500   Trustmark Corp.                                                                             1,441,685
 27,300   Whitney Holding Corp.                                                                       1,197,105

Banks -- Southwest 0.89%                                                                                556,864
 30,800   Summit Bancshares, Inc.                                                                       556,864

Banks -- Superregional 6.46%                                                                          4,038,537
 11,424   Bank of America Corp.                                                                         719,141
 12,500   FleetBoston Financial Corp.                                                                   456,250
 14,292   SunTrust Banks, Inc.                                                                          896,108
 17,500   U.S. Bancorp                                                                                  366,275
 39,822   Wachovia Corp.                                                                              1,248,818
  8,100   Wells Fargo & Co.                                                                             351,945

Banks -- West 0.73%                                                                                     455,756
 16,400   Pacific Capital Bancorp.                                                                      455,756

Broker Services 6.16%                                                                                 3,845,856
  3,000   Goldman Sachs Group, Inc.                                                                     278,250
 10,000   Legg Mason, Inc.                                                                              499,800
 12,500   Lehman Brothers Holdings, Inc.                                                                835,000
 17,500   Morgan Stanley Dean Witter & Co.                                                              978,950
 35,300   Raymond James Financial, Inc.                                                               1,253,856

Computer Services 2.17%                                                                               1,353,300
 30,000   SEI Investments Co.                                                                         1,353,300

Finance -- Consumer Loans 1.39%                                                                         869,100
 15,000   Household International, Inc.                                                                 869,100

Finance -- Investment Management 1.52%                                                                  951,480
 13,500   Affiliated Managers Group, Inc.*                                                              951,480

Finance -- Savings & Loan 6.36%                                                                       3,973,825
 63,000   First Financial Holdings, Inc.                                                              1,522,710
 28,000   Plantation Financial Corp.                                                                    420,000
 33,600   Security Federal Bancorp., Inc.                                                               369,600
 95,000   South Street Financial Corp.                                                                  646,000
 23,100   Superior Financial Corp.                                                                      361,515
 20,000   Washington Mutual, Inc.                                                                       654,000

Finance -- Services Misc. 2.42%                                                                       1,514,400
 30,000   Citigroup, Inc.                                                                             1,514,400

Insurance -- Life 8.07%                                                                               5,041,495
 40,000   AFLAC, Inc.                                                                                   982,400
 26,250   Jefferson Pilot Corp                                                                        1,214,588
 17,500   Lincoln National Corp.                                                                        849,975
 20,000   MetLife, Inc.                                                                                 633,600
 39,000   Protective Life Corp.                                                                       1,128,270
  7,010   Prudential Financial, Inc.*                                                                   232,662

Insurance -- Multiline 0.30%                                                                            188,490
  3,000   Hartford Financial Services Group, Inc. (The)                                                 188,490

Insurance -- Property & Casualty 3.39%                                                                2,116,560
 14,000   American International Group, Inc.                                                          1,111,600
 11,000   XL Capital Ltd. (Class A) (Bermuda)                                                         1,004,960

Mortgage & Real Estate Services 2.82%                                                                 1,762,500
 16,000   Fannie Mae                                                                                  1,272,000
  7,500   Freddie Mac                                                                                   490,500

PREFERRED STOCKS 0.63%                                                                                  393,043
(Cost $349,709)

Banks 0.63%                                                                                             393,043
  16,158   Hancock Holding Co., Ser A, 8.00%                                                            393,043

                                                                       INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                     RATE        (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 7.59%                                                                         $4,739,940
(Cost $4,739,940)

Cash Equivalents 0.05%                                                                                   31,940
Deposits in Mutual Banks                                                                    $32          31,940

Joint Repurchase Agreement 7.54%                                                                      4,708,000
Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 12-31-01, due 01-02-02
  (Secured by U.S. Treasury Bonds 9.875% due 11-15-15
  and 8.750% due 05-15-17, U.S. Treasury Notes 5.625%
  due 12-31-02 and 6.250% due 02-15-03, U.S. Treasury
  Inflation Index Bond 3.375% due 04-15-32 and U.S. Treasury
  Inflation Index Note 3.375% due 01-15-07)                                1.70%          4,708       4,708,000

TOTAL INVESTMENTS 99.85%                                                                            $62,381,594

OTHER ASSETS AND LIABILITIES, NET 0.15%                                                                 $94,108

TOTAL NET ASSETS 100.00%                                                                            $62,475,702


* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $38,832,193)                           $62,381,594
Cash                                                                      946
Receivable for investments sold                                        37,034
Dividends and interest receivable                                     177,182

Total assets                                                       62,596,756

LIABILITIES
Payable to affiliates                                                  55,378
Other payables and accrued expenses                                    65,676

Total liabilities                                                     121,054

NET ASSETS
Capital paid-in                                                    37,213,160
Accumulated net realized gain on investments
  and foreign currency transactions                                 1,684,800
Net unrealized appreciation of investments                         23,549,401
Undistributed net investment income                                    28,341

Net assets                                                        $62,475,702

NET ASSET VALUE PER SHARE
Based on 3,986,504 shares outstanding                                  $15.67

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,497)             $1,363,709
Interest (including security lending income of $1,325)                357,127

Total investment income                                             1,720,836

EXPENSES
Investment management fee                                             453,628
Administration fee                                                    104,683
Legal fees                                                             85,895
Directors' fee                                                         65,460
Custodian fee                                                          40,055
Miscellaneous                                                          36,296
Auditing fee                                                           36,250
Printing                                                               25,766
Transfer agent fee                                                     11,637

Total expenses                                                        859,670

Net investment income                                                 861,166

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    9,982,429
Change in net unrealized appreciation (depreciation)
  of investments                                                   (4,035,121)

Net realized and unrealized gain                                    5,947,308

Increase in net assets from operations                             $6,808,474

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment
gains and losses
and distribu-
tions paid to
shareholders.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $1,565,887         $861,166
Net realized gain                                5,634,017        9,982,429
Change in net unrealized
  appreciation (depreciation)                   (2,749,184)      (4,035,121)

Increase in net assets
  resulting from operations                      4,450,720        6,808,474

Distributions to shareholders
From net investment income                      (1,514,872)        (956,761)
From net realized gain                          (9,204,161)      (9,485,887)
                                               (10,719,033)     (10,442,648)

NET ASSETS
Beginning of period                             72,378,189       66,109,876

End of period 1                                $66,109,876      $62,475,702

1 Includes undistributed net investment income of $123,987 and $28,341, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $17.56      $27.91      $23.97      $18.16      $16.58
Net investment income 1                                   0.32        0.33        0.35        0.39        0.22
Net realized and unrealized
  gain (loss) on investments                             10.37 2     (1.99)      (3.49)       0.72        1.49
Total from investment
  operations                                             10.69       (1.66)      (3.14)       1.11        1.71
Less distributions
From net investment income                               (0.31)      (0.32)      (0.35)      (0.38)      (0.24)
From net realized gain                                   (0.03)      (1.96)      (2.32)      (2.31)      (2.38)
                                                         (0.34)      (2.28)      (2.67)      (2.69)      (2.62)
Net asset value,
  end of period                                         $27.91      $23.97      $18.16      $16.58      $15.67
Per share market value,
  end of period                                         $30.25      $22.38      $15.50      $13.69      $13.17
Total return at
  market value (%)                                       91.59      (18.37)     (18.94)       5.02       14.41

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $111         $96         $72         $66         $62
Ratio of expenses
  to average net assets (%)                               1.06        0.97        1.05        1.12        1.23
Ratio of net investment income
  to average net assets (%)                               1.45        1.22        1.52        2.35        1.23
Portfolio turnover (%)                                      16           9          14          23          53

1 Based on the average of the shares outstanding.

2 Net of federal income taxes of $0.64 for December 31, 1997 on net long-term capital gains retained by the Fund.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A

John Hancock Financial Trends Fund, Inc. (the "Fund"), formerly The Southeastern Thrift and Bank Fund, Inc., is a diversified closed-end management investment company registered under the Investment Company Act of 1940. Prior to March 19, 2001, the Fund was known as The Southeastern Thrift and Bank Fund, Inc. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

On March 19, 2001 shareholders approved the following new investment policy: The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 65% of its assets in stocks of U.S. and foreign financial services companies of any size. These companies will include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities, and as a result, are subject to the risk that regulatory developments will adversely affect them. In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective.The policies and strategies, as they exist and as they would be amended by the proposal, are non-fundamental. That means that they can be changed without a shareholder vote. The Fund's current Investment Restriction, relating to industry concentration, was modified to remove the reference to the banking and savings industry so that it reads as follows: "Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

On January 25, 2002, the Directors approved the following investment policy change: Under normal circumstances the Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% of its assets in stocks of U.S. and foreign financial services companies of any size. With respect to the Fund's investment policy of investing at least 80% of "assets" in equity securities, "assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of December 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Investment advisory and administration fees and transactions with affiliates

The Fund has an investment management agreement with the Adviser, under which the Adviser furnishes office space, furnishings and equipment and provides the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. Under the investment management agreement the Fund pays a monthly management fee to the Adviser at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services required by the Fund. The Fund pays a monthly administration fee to the Adviser at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers or directors of the Fund are officers of the Adviser.

NOTE C
Fund common share transactions

This listing illustrates the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                          YEAR ENDED 12-31-00       YEAR ENDED 12-31-01
                         SHARES        AMOUNT     SHARES         AMOUNT

Beginning of period   3,986,504   $37,213,160  3,986,504    $37,213,160
End of period         3,986,504   $37,213,160  3,986,504    $37,213,160

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $33,975,644 and $43,329,898, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $38,875,894. Gross unrealized appreciation and depreciation of investments aggregated $23,551,677 and $45,977, respectively, resulting in net unrealized appreciation of $23,505,700. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Transactions in securities of affiliates issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2001 is set forth below.

                             BEGINNING      ENDING
                             SHARE          SHARE          REALIZED          DIVIDEND        ENDING
AFFILIATE                    AMOUNT         AMOUNT         GAIN (LOSS)       INCOME          VALUE
Plantation Financial Corp.
bought: none, sold: none     28,000         28,000         $--               $--             $420,000

NOTE F
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $51 and a decrease in undistributed net investment income of $51. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

The Board of Directors and Shareholders of
John Hancock Financial Trends Fund, Inc.
(formerly The Southeastern Thrift and Bank Fund, Inc.)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Financial Trends Fund, Inc. (the "Fund") as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2001 and 2000, and the financial highlights for each of the years in the five-year period ended December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 1, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2001.

The Fund has designated distributions to shareholders of $9,485,887 as a long-term capital gain dividend. This amount was reported on the 2001 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 100% of the dividends qualify for the corporate dividends-received deduction.



REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (including income dividends and/ or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's common stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non- participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not in any way relieve participating stockholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Financial Trends Fund, Inc., we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



SHAREHOLDER MEETING (Unaudited)

On March 19, 2001, a special meeting of shareholders of the Fund was held. The shareholders approved the following proposals (votes in parentheses):

To amend the Fund's investment policies and strategies to invest across the financial services sector, including internationally, without limitation (1,778,629 FOR, 199,778 AGAINST and 41,141 ABSTAINING).

To modify the Fund's industry concentration policy (752,585 FOR, 222,758 AGAINST and 44,205 ABSTAINING).

To elect the Fund's directors as follows:

                                             WITHHELD
                                  FOR       AUTHORITY
-----------------------------------------------------
Franklin C. Golden          3,547,117          84,669
Robert G. Freedman          3,549,084          82,702
Fred G. Steingraber         3,547,117          84,669
Donald R. Tomlin            3,546,954          84,832
H. Hall Ware III            3,541,492          90,295

To ratify Deloitte & Touche LLP as the Fund's independent public accountants (3,571,393 FOR, 23,801 AGAINST and 36,593 ABSTAINING).



DIRECTORS
& OFFICERS

This chart provides information about the Directors and Officers who oversee your John Hancock fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.


INDEPENDENT DIRECTORS

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   DIRECTOR
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 1
Franklin C. Golden, Born: 1950                                                      1989
Chairman and Director
Managing Director, First Union Securities, Inc. (since 2001)
(broker-dealer); President, James Myers and Company (full service broker-dealer); President, Financial Trends Fund, Inc. (until 2001);
Executive Vice President, IJL/Wachovia (until 1991); Past director and
Chairman of the National Association of Securities Dealers (NASD)
District 7 Business Conduct Committee.

Robert G. Freedman, Born: 1938                                                      1996
Director
Executive Vice President and Chief Investment Officer, Sovereign Asset
Management and NM Capital Management, Inc. (until 2000); Vice Chairman and Chief Investment Officer, John Hancock Advisers, LLC (until 1998).

Fred G. Steingraber, Born: 1938                                                     1989
Director
Chairman and Chief Executive Officer, Chairman Emeritus, A. T. Kearney,
Inc. (management consulting); Director, Maytag Corporation; Director,
Supervisory Board of Continental AG.

Donald R. Tomlin, Born: 1933                                                        1989
Director
President and Director, Southport Capital, Inc., (registered investment adviser) (since 1991).

H. Hall Ware, III, Born: 1935                                                       1989
Director
President, Odin Systems International, Inc. (since 1999); Gilbert,
Harrell, Gilbert, Sumerford & Martin (attorney) (until 1999). Principal



PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2001
President
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Baring Asset Management, London
U.K. (until 2000).

Thomas H. Connors, Born: 1959                                                       1998
Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

Robert Gramer, Born: 1940                                                           1994
Treasurer
Second Vice President and Associate Treasurer, the Adviser and each of the John Hancock funds.

Susan S. Newton, Born: 1950                                                         2001
Corporate Secretary
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and the
Berkeley Group; Vice President Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.

James K. Schmidt, Born: 1950                                                        1991
Vice President
Executive Vice President, the Adviser.


  The business address for all Directors and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the board of Directors of the Fund and is available, without charge, upon request, by calling
  1-800-426-5523.

1 Each Director serves until resignation, retirement age or until his or her successor is elected.



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT,
DISTRIBUTION DISBURSING AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT
DIRECTORS' COUNSEL
Kilpatrick & Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

FUND COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed NASDAQ Symbol: JHFT

For shareholder assistance
refer to page 20


HOW TO
CONTACT US

On the Internet                       www.jhfunds.com

By regular mail                       State Street Bank and Trust Company
                                      P.O. Box 8200
                                      Boston, MA 02266-8200

Customer service representatives      1-800-426-5523

24-hour automated information         1-800-843-0090



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-426-5523
1-800-843-0090

www.jhfunds.com


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